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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------
                              AMENDMENT NO. 3 TO
                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN CONSENT STATEMENT

                           SCHEDULE 14A INFORMATION
              CONSENT STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              ------------------

[_]      Filed by the Registrant

[x]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Consent Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]      Definitive Consent Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule
14a-12

                            Harmony Holdings, Inc.
       -----------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                              The Laken Committee
   -------------------------------------------------------------------------
  (Name of Person(s) Filing Consent Statement, if other than the Registrant




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PAYMENT OF FILING FEE (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------
      5) Total fee paid:

      ------------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ------------------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------------

      3) Filing Party:

      ------------------------------------------------------------------------

      4) Date Filed:

      ------------------------------------------------------------------------

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              CONSENT SOLICITATION STATEMENT OF THE LAKEN COMMITTEE


         To the Stockholders of Harmony Holdings, Inc. :


                  The time has come for the stockholders of Harmony Holdings, Inc., a Delaware corporation (the "Company"), to take charge of the future of their investments in the Company. Toward that end, a group of concerned stockholders has formed The Laken Committee (the "Committee") in order to solicit consents from the holders of common stock, par value $0.01 per share (the "Common Stock"), of the Company to take the following actions without a stockholders' meeting, as permitted by Delaware law:

                  1. Amend Sections 1, 2 and 12 of Article III of the By-Laws of the Company to:

                  (a) set the number of directors that constitute the Board of Directors of the Company (the "Board") at three;

                  (b) unambiguously provide that stockholders may remove any or all directors, with or without cause, whether at an annual or special meeting or by written consent; and

                  (c) provide that vacancies created on the Board by the removal of one or more directors be filled only by stockholder action.

                  2. Remove all four of the present members of the Board and any person or persons elected or appointed to the Board prior to the effective date of the proposed actions set forth herein and any person or persons designated by any such directors to fill any vacancy or newly created directorship; and

                  3. Elect Glenn B. Laken, Steven B. Nagler and Donald Sliter, as directors of the Company (collectively, the "Committee Nominees"), to serve until their successors are elected and qualified.



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         The effectiveness of each of the foregoing actions (the "Proposals")
is subject to, and conditioned upon, the adoption of each of the other Proposals by the holders of record, as of the close of business on the Record Date (as hereinafter defined), of a majority of the Shares then outstanding (including the receipt of consents from such holders to the removal of each member of the Company's Board and to the election of each Nominee). THE COMMITTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS.

         TO CONSENT TO THE REMOVAL OF THE BOARD, THE ELECTION OF THE COMMITTEE NOMINEES AND THE OTHER PROPOSALS YOU MUST MARK, SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED BLUE CONSENT FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED. THE FAILURE TO EXECUTE A CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING A CONSENT. SEE "THE CONSENT PROCEDURE SPECIAL INSTRUCTIONS."

         This Consent Statement and the related Blue Consent Form are first being sent or given on or after September 18, 1997, to holders of record of Common Stock on the Record Date, September 18, 1997.

         Delaware law provides that if no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of the stockholders are recorded. No prior action is required by the Board with respect to the Proposals. Since the first date on which a signed written consent setting forth the action proposed to be taken was delivered was September 18, 1997, the Record Date will be September 18, 1997.

         If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a BLUE consent form with respect to your shares. Please return your executed BLUE consent form in the postage-paid envelope provided by such firm, which will act as a direction to such firm to execute a consent with respect to your shares

         In addition, if you did not receive a return envelope or are concerned that your consent is properly received and sent to the Company, please contact the person responsible for your account and give instructions for a Consent Form to be signed representing your shares.



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         THE PROPOSED ACTIONS WILL BECOME EFFECTIVE AT THE TIME, NOT LATER
THAN NOVEMBER 17, 1997, THAT WRITTEN UNREVOKED CONSENTS OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING AT THE CLOSE OF BUSINESS ON THE RECORD DATE ARE DELIVERED TO THE COMPANY (THE "EFFECTIVE TIME").

         If you have any questions about completing or signing the Consent Form or require assistance, including assistance in assuring that any of your shares held by brokers or other nominees are voted, please call Ronald Schneider at The Financial Relations Board, Inc., the committee's consent solicitation firm, at (212) 661 - 8030. Collect calls will be accepted.


                     REASONS FOR THE CONSENT SOLICITATION

         The Committee is soliciting the consent of holders of the Common Stock to actions that would result in the removal of all incumbent members of the Board and their replacement with the Committee Nominees, who will devote their energies to revitalizing the Company.

         None of the members of the present board of directors were elected by the stockholders of the Company nor were the stockholders of the Company notified prior to the appointment of any of such directors. Further, such directors do not represent a majority of the outstanding shares of the Company. The present directors of the Company were appointed on July 22, 1997 in connection with the purchase by Children's Broadcasting Corporation, a Minnesota corporation ("Children's"), of a block of shares of common stock of the Company and the resignation of all of the then directors of the Company. As disclosed in a Schedule 13D filed by Children's, first the Company's former Chairman, Harvey Bibicoff ("Bibicoff") resigned as Chairman of the Board and as a director of the Company. Then the two remaining members of the Board of Directors of the Company, before resigning, elected Christopher T. Dahl, who is the President, Chief Executive, Chairman of the Board and a director of Children's, as a director of the Company and appointed Mr. Dahl Chairman of the Board of the Company. Immediately thereafter, Mr. Dahl appointed two directors, Richard W. Perkins, a director of Children's and a controlling person of one of the private entities that financed Children's purchase of stock of the Company, and William M. Toles, a stockholder of Children's and a lender to Children's of a portion of the funds it used to purchase stock of the Company, to fill the vacancies on the Board of Directors of the Company created by the resignations. At substantially the same time, the new Board of Directors created one new board position and appointed William E. Cameron to fill such position. Accordingly, all of the newly appointed members of the Board of Directors, except for William E. Cameron, are either directors or stockholders of Children's. Under the Company's By-Laws, the members of the

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Board of Directors can fill vacancies on the Board of Directors, and can increase the size of the board and fill newly created directorships.

         The resignation of the Company's former directors and the appointment of all new directors was effected in connection with to the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated July 21, 1997 among Children's, Bibicoff, and the Company. Pursuant to such agreement, the now former directors of the Corporation resigned and Children's purchased from Bibicoff 600,000 shares of the Company's Common Stock, which equals 9.28% of the Company's outstanding stock, and options to purchase an additional 550,000 shares of Common Stock, which equals 7.84% of the Company's outstanding stock, including as outstanding the 550,000 shares of stock underlying such options. As consideration for the purchase of the 600,000 shares of Common Stock of the Company and the 550,000 options to purchase shares of Common Stock of the Company, Children's paid Bibicoff $1,760,000 and issued to Bibicoff 60,000 shares of Children's common stock with a fair market value of $247,500. Of such amount Children's paid $1,500,000 for the 600,000 shares, or $2.50 per share and $260,000 for the 550,000 options, or $0.4727 per option. Children's also agreed to issue the 60,000 shares of common stock of Children's to Bibicoff which consideration was not attributed to the purchase of any specific asset and to enter into a registration rights agreement with Bibicoff as consideration for the successful negotiation by Bibicoff of a settlement of certain litigation as described below.

         In connection with the Stock Purchase Agreement, Children's entered in an agreement (the "Unimedia Agreement") with Unimedia, S.A. ("Unimedia") pursuant to which Children's agreed to purchase from Unimedia for $2,600,000, the 1,000,000 shares of the Company's Common Stock owned by Unimedia, which equaled 15% of the Company's outstanding stock at the time of the transaction, according to a Form 8-K filed by the Company dated July 22, 1997, and to settle the litigation in the action entitled Unimedia S.A. V. Harmony Holdings, Inc. and Harvey Bibicoff (Case No. 96-7109 JGD (RNBx) in the United States District Court for the Central District of California (the "Litigation"). The settlement involved the filing by Unimedia of a stipulation for dismissal, with prejudice of the Litigation and the exchange of a mutual release among the Company, Unimedia and Bibicoff. However, notwithstanding the terms of the Unimedia Agreement, Children's assigned to the Company its obligation to purchase 230,769 shares of the Company's Common Stock from Unimedia, which equaled 3.45% of the Company's then outstanding shares of stock, thereby releasing Children's from its obligation to purchase such stock. The Company then repurchased such 230,769 shares from Unimedia for $600,000 or $2.60 per share. Children's purchased the balance of 769,231 shares of stock of the Company for $2,000,000 or $2.60 per share.

         As reported in Children's Schedule 13D, Children's funds for the transactions described above originated from multiple sources: (i) $2,400,000 pursuant to Children's Amended and Restated Loan and Security Agreement with Foothill Capital Corporation, (ii) $500,000 pursuant to a loan from Pyramid Partners, L.P., an entity controlled by Richard W. Perkins, a director of Children's (and a director of the Company), (iii) $500,000 pursuant to a loan from Rodney P. Burwell, a director of Children's, (iv) $250,000 pursuant to a loan from William M. Toles, a stockholder of Children's (and a director of the Company), and (v) $110,000 of the working capital of Children's. The 10.0% percent one-year loans listed in items (ii) through (iv) above are secured by 192,308 and 96,154 shares of the Company's Common Stock reported herein, respectively. In addition to receiving promissory notes from Children's, such lenders received five-year warrants to purchase 50,000, 50,000 and 25,000 shares of Children's Common Stock, respectively, at an exercise price of $4.00 per share. Children's Board of Directors has approved the related party transactions listed in items (ii) and (iii).

         According to Children's Schedule 13D, Children's beneficially owns 1,919,231 shares of Common Stock of the Company or 27.4% of the Company's outstanding shares of Common Stock. These figures include options to acquire 550,000 shares of Common Stock of the Company that Children's purchased from Bibicoff. The Committee has no information on the number of securities of the Company, if any, held by the members of the Board of Directors of the Company in their individual capacities.

         The Committee believes that the present directors will favor the interests of Children's over the interests of the majority of the stockholders of the Company. The bases for the Committee's belief are (i) that Children's arranged to have its President and Chief Executive Officer, one of its directors and one of its stockholders appointed as members of the Board of Directors of the Company, (the latter two whom are also financially interested as lenders in Children's purchase of the stock of the Company) as replacements of all of the former directors, (ii) Children's did not cause the Company to give the stockholders any information about the change in control of the Board of Directors prior to the transaction and (iii) Children's had on occasions prior to the stock purchase transaction with Bibicoff and Unimedia, discussed purchasing a controlling interest in or acquiring the Company with the Company's then management. Children's interests in acquiring a controlling interest in the Company was also communicated to a member of the Committee by Mr. Dahl after the stock purchase transaction. In addition, Children's filings with the Securities and Exchange Commission have disclosed that it has entered into a transaction whereby it has agreed to sell substantially all of its assets, which consist of radio stations or rights thereto, to a third party or parties. Children's also indicated in a press release dated July 16, 1997 that Children's had increased the

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amount of its credit facility with Foothill Capital Corporation, Children's chief lender, "for working capital and to fund potential acquisitions." Given the interests of Children's of potentially acquiring a controlling interest in the Company, the Committee does not believe that the present Board of Directors has the incentives to represent the best interests of the majority of the stockholders of the Company. As an acquiror, Children's would have an interest in buying the Company's stock as cheaply as possible, while the other stockholders of the Company have an interest in having the stock price of the Company be as high as possible.

         In addition, the Laken Committee believes that one of the first actions taken by the new Board, involving the assignment of an obligation of Children's to the Company, is indicative of the willingness of the Board of Directors to favor the interests of Children's. The new Board of Directors approved the assignment by Children's to the Company of Children's obligation to purchase $600,000 of the Company's stock from Unimedia. The Company is a small company. As such, it is expensive for the Company to raise capital. In addition, the Company does not have a large number of shares outstanding for a publicly traded entity. The Committee believes that it is unusual for a company of the Company's size to repurchase its own shares due to the Company's relatively low level of cash flow and its relatively small number of outstanding shares.
 Children's had entered into an agreement to purchase all of the shares of the Company held by Unimedia; there was no added benefit to the Company to move the obligation to purchase a portion of those shares from Children's to the Company. While the Company's repurchase of such stock may have proportionately increased the percentage holdings of all stockholders' of the Company, the transaction did not increase the level of control of any stockholder over the Company; Children's had arranged to assume control over the Board of Directors whether it purchased 1,000,000 shares of stock from Unimedia or a smaller number of shares.

         Further, Children's purchase of the Company's stock was financed primarily through borrowing; Children's used only $110,000 of its working capital to purchase the Company's stock. Yet the Company's Board of Directors had the Company, which is a much smaller company than Children's, use $600,000 of the Company's cash (almost six times as much cash as Children's invested in the transaction) to repurchase stock that Children's was already contractually obligated to buy. While the repurchase of shares was not necessarily detrimental to the stockholders on a balance sheet basis, such purchase did not increase the Company's revenue producing assets and did decrease the Company's cash available for future acquisitions, which, according to Mr. Laken, forms part of the Company's strategic plans. For the foregoing reasons, the Laken Committee believes that the use by the Company of $600,000 of its cash to repurchase shares of Common Stock was a waste of the Company's resources, especially in a transaction that Children's was already contractually committed to complete.

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         It is these actions combined with the fact that none of the current members of the Board of Directors has any experience with the Company that has caused the Committee to take immediate action to replace the members of the Board of Directors. The Committee believes that the Board of Directors' approval of the use of $600,000 of cash of the Company to repurchase shares of Common Stock of the Company that Children's was committed to purchase is economically detrimental to the Company. On June 30, 1997, Mr. Laken was quoted on the business wire as follows:

         "We acquired what we believe to be currently undervalued shares of Harmony for long-term investment purpose. We are pleased with the direction that management has taken the Company over the past year. We believe in the Company and its business plan and we expect to acquire more shares throughout the year."

Mr. Laken and the Committee supported the management (including the Board of Directors)of the Company prior to the time of the assumption of control of the Board of Directors by persons associated with Children's. The Company's operating results indicate that the management of the Company was increasing the value of the Company. The Company reported record financial results for the fiscal year ended June 30, 1997. However, as stated above, the Committee has changed its opinion of the Company's Board of Directors and Chairman due to the change in control of the Company that occurred in connection with Children's acquisition of 27.4% of the Company's outstanding Common Stock. Neither Mr. Laken nor the members of the Committee presently intend to acquire more shares of the Company's stock, unless the present members of the Board of Directors no longer control the Board of Directors and no longer participate in the management of the Company. The Committee would consider finding a buyer for Children's stock of the Company that the Committee believes would have interests consistent with the stockholders of the Company. The Committee would also consider buying out at least some portion of Children's stock itself, provided the Committee could structure the transaction on reasonable terms and could obtain any necessary financing. However, the Committee has no plans in place for such third party purchase of Children's stock of the Company or the purchase of Children's stock of the Company by the Committee members.

         Children's could acquire a controlling interest in the Company by merging with the Company or merging the Company into a subsidiary of Children's, by purchasing substantially all of the assets of the Company, by purchasing additional shares of the Company, or by purchasing shares of stock from individual stockholders privately or publicly through a tender offer. If the Company were to enter into a transaction with Children's, such as a merger or the sale by the Company of substantially all of its assets to Children's, the transaction would require approval of the

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Board of Directors of the Company and an absolute majority of the stockholders of the Company. All of the directors of the Company, except one, have direct ties to Children's and financial interests in the stock of the Company held by Children's. In order to assure an independent decision, the Board of Directors would have to appoint a special committee to review the transaction. Since there is possibly only one disinterested director, the Board of Directors would have to create and fill at least one additional board position with a disinterested director so there could be a committee consisting of two disinterested directors. In addition, Children's could engage a financial advisor to evaluate the fairness of any transaction between Children's and the Company.

         Children's could further consolidate its control of the Company by purchasing from the Company a substantial block of the Company's Common Stock or a series of preferred stock authorized by the Board of Directors of the Company pursuant to authority granted to the board of directors in the Company's certificate of incorporation. The preferred shares could have rights and preferences designated by the board and which rights and preferences could effectively prevent the Company from engaging in a change of control transaction with a party other than Children's. No stockholder consent would be needed for any such sale of shares although it would be a transaction with an interested party. The board of directors could have either an independent committee of the board or an independent financial adviser pass on the financial fairness of such transaction.

         If Children's were to privately acquire additional shares of Common Stock of the Company from existing stockholders, no approvals from the Board of Directors or the stockholders of the Company would be necessary. If Children's were to attempt to acquire additional shares of Common Stock of the Company through a tender offer, Children's would have to submit informational materials to all stockholders of the Company who would then have the opportunity to evaluate Children's offer.

         While the Committee Nominees would not necessarily reject a sale of the Company, the Committee does not believe that the present directors, given their positions with Children's, would be able to effectively negotiate a sale of the Company or other transaction with Children's. (The Committee has no present intention of selling the Company and is not aware of any potential acquirors (other than Children's as discussed above)). Moreover, in a transaction with Children's, the majority of the present members of the Board of Directors would have interests that would create a conflict of interest in any negotiations that they might have with respect to such transaction. Although the Board of Directors could appoint a special committee of disinterested directors or engage financial advisors to negotiate the transaction, the Committee does not believe that any mechanism created by the present board of directors could be free of the

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influence of Children's. In any event, the members of the Board of Directors or members of the special committee would not have been elected by the stockholders of the Company.

         A major focus of the Committee will be to maximize stockholder value which the Committee intends to accomplish by improving the relationships between the Company and the brokerage community and Wall Street. The Committee has no definite plans with respect to the future of the Company other than a general commitment to maximize stockholder value. The only changes in management of the Company contemplated by the Committee at the present time are the removal of the current members of the Board of Directors and the replacement of such persons with the Committee members. Such persons will also be removed by the Committee from any positions they occupy as officers of the Company. The Committee intends to have Bibicoff remain as the chief executive officer of the Company. The Committee believes that the acquisition strategy and expansion plans that were under consideration by the Company's management prior to July 22, 1997, to vertically integrate the Company are in the long term best interests of the Company. The Committee plans to support such general goals. There can be no assurance that any of the Committee's actions will be successful or will be beneficial to the Company.

         The Committee believes that many of you share our discontent and concerns. In order to address those concerns, the Committee seeks your help to remove the directors now in office and elect three new directors who, we believe, will be responsive to stockholders and firmly committed to the goal of increasing stockholder value.

     Your consent is important. No matter how many or how few shares you own, please help us to improve stockholder value by completing, signing, dating and mailing the enclosed BLUE Consent Form promptly.




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                      INTERESTS OF MEMBERS OF THE COMMITTEE


         The members of the Committee may be deemed to have a conflict of interest if elected to the Board of Directors because Glenn Laken has rendered consulting services to the Company in the past and has received as consideration for such services, long-term compensation options for the purchase of 200,00 shares of stock of the Company at an exercise price of $1.50 per share until 2000. The conflict of interest is that Mr. Laken (or other members of the Committee) could use his position as a member of the Board of Directors to influence the Company to continue to use his consulting services for which he would be compensated. Mr. Laken does not believe that this conflict of interest is harmful to the Company because he believes that his services, particularly those services related to financial public relations, added value to the Company and that any services he would provide to the Company in the future would be similarly beneficial to the Company. None of the other nominees or members of the Committee, other than Mr. Laken, have provided services to the Company nor have they had any relationship with the Company or its insiders. None of the members of the Committee, including Mr. Laken, have had any prior relationship with Unimedia or Children's.

         The current Board of Directors has not indicated that it would no longer need or utilize Mr. Laken's consulting services or that it would continue to use such services on a reduced level. However, given Mr. Laken's vocal opposition to the assumption of control of the Board by the current Directors and to the Board's authorization of the repurchase by the Company of $600,000 of its Common Stock that Children's was already contractually committed to purchase, Mr. Laken doubts whether the Board of Directors would authorize the continued use of his services.

                            THE COMMITTEE'S PROPOSALS

         The Committee believes that a new Board must be elected in order to further stockholder interests. To achieve that end, the Committee is requesting stockholders to give their written consents to the following actions:

         1.       BY-LAW AMENDMENTS.

         The Committee is proposing amendments (the "By-Law Amendments") to certain provisions of the Company's By-Laws. Our first proposal concerning the By-Laws relates to the size of the Board, the removal of directors and the filling of vacancies on the Board. The purpose and effect of each of the Committee's proposed By-Law Amendments is to facilitate the proposed removal and replacement of all incumbent directors, as discussed further below.

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         Article III, Section 1 of the By-Laws, as now in effect, provides that the number of directors who constitute the whole Board is to be determined by resolution of the Board, but may not be less than three. The Committee believes that the number of directors constituting the entire Board currently consists of four directors.

         The Committee's proposed amendment to Article III, Section 1, if adopted, will fix the number of directors at three, while maintaining the authority of the Board to increase or decrease the number of directors. The proposed amendment is designed to ensure that the Committee Nominees, if elected, will maintain majority representation on the Board in order to carry out their plan of seeking to maximize stockholder value.

         Under the General Corporation Law of the State of Delaware (the "DGCL"), directors of a corporation without a classified board and whose certificate of incorporation does not otherwise provide may be removed with or without cause by the holders of a majority of the outstanding shares entitled to vote in the election of directors. The Company does not have a classified board, and its Certificate of Incorporation makes no provision respecting the removal of directors.

         In addition, unless a Delaware corporation's certificate of incorporation otherwise provides, the DGCL permits stockholders to take action without a meeting and without prior notice if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote on that action were present. Under the applicable provision of the DGCL, stockholder action by written consent is effective when written consents from the holders of record of the minimum number of shares of stock necessary to authorize the action are executed and delivered to the corporation within 60 days of the earliest dated consent so delivered.

         Since the DGCL provides that the directors of a corporation may be removed without cause unless otherwise provided in the certificate of incorporation, and because the Company's Certificate of Incorporation contains no contrary provision, we believe that one of the fundamental corporate rights of the Company's stockholders is to exercise complete and unfettered discretion in choosing and changing the persons who manage its business and affairs. Section 12 of Article III of the By-Laws provides that directors may be removed with cause by the affirmative note of the holders of a majority of the stock of the corporation entitled to vote at an election of directors. The Committee believes, therefore, that the By-Laws (as well as applicable provisions of the DGCL) permit the removal of directors without cause through use of a written consent solicitation like the one in which the

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Committee currently is engaged and do not limit the exercise of the removal power to removal for cause only. In order to achieve certainty, however, the Committee's Consent Form includes a proposal to amend Article III, Section 12 of the By-Laws to unambiguously provide that stockholders may remove any or all directors with or without cause, whether at an annual or special meeting or by written consent. The adoption of this amendment will facilitate the removal of all of the incumbent members of the Board, as discussed below.

         Section 2 of Article III of the By-Laws provides that vacancies created by the death, resignation or removal of a director may be filled by the majority vote of the remaining directors. This provision permits such vacancies to be filled without any stockholder participation.

         The Committee proposes to amend Article III, Section 2 of the By-Laws to require that vacancies created by the removal of a director be filled only by stockholder action. This proposed amendment is intended to prevent the incumbent Board of Directors from filling any of the vacancies which would be created upon the removal of any of its members.

         The texts of Sections 1, 2 and 12 of Article III of the By-Laws, as believed to be currently in effect, and as proposed to be amended, are set forth in Appendix II attached to this Consent Solicitation Statement.


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         If the By-Law Amendments are adopted pursuant to this consent solicitation, prompt notice thereof must be given by the Company pursuant to
Section 228(d) of the DGCL to stockholders who did not execute consents.

          THE COMMITTEE RECOMMENDS THAT YOU EXECUTE THE ACCOMPANYING
            BLUE CONSENT CARD FOR THE PROPOSED BY-LAW AMENDMENTS.


         2.   REMOVAL OF ALL INCUMBENT DIRECTORS.

         Based on the Company's filings with the Commission, the individuals who now sit on the Board are Christopher T. Dahl, William E. Cameron, Richard
W. Perkins and William M. Toles. The Committee believes that the incumbent directors, because of the conflicts of interest arising out of the relationships between the majority of the members of the Board of Directors and Children's, will not maximize stockholder value and should be removed and replaced with the Committee Nominees. As explained below, the Committee believes that its nominees are better able to maximize shareholder value.

            ACCORDINGLY, THE COMMITTEE RECOMMENDS THAT YOU EXECUTE
             THE ACCOMPANYING BLUE CONSENT CARD FOR REMOVAL OF ALL
             OF THE PRESENT MEMBERS OF THE COMPANY'S BOARD AND ANY
                   PERSON ELECTED BY THE INCUMBENT DIRECTORS
        (WHETHER BEFORE OR AFTER THE DATE OF THIS CONSENT SOLICITATION
         STATEMENT) TO FILL ANY VACANCY OR NEWLY CREATED DIRECTORSHIP

         3.   PROPOSED ELECTION OF THE COMMITTEE NOMINEES.

         If the proposed amendments to the By-Laws are adopted and the Company's incumbent directors are removed, the entire Board will consist of three directorships, all of which will be vacant. To fill those vacancies, the Committee proposes the election of the Committee Nominees -- Glenn B. Laken, Steven B. Nagler and Donald Sliter. Certain information concerning the Committee's Nominees is set forth above under the caption "THE COMMITTEE AND ITS NOMINEES" and in Appendix I attached to this Consent Solicitation Statement. Each of the Committee Nominees has agreed to serve as a director of the Company, if elected.

         A major focus of the Committee's Nominees, if elected, will be to maximize stockholder value which the Committee Nominees intend to accomplish by improving the relationships between the Company and the brokerage community and Wall Street. The Committee Nominees have no definite plans with respect to the future of the Company other than a general commitment to maximize stockholder value. There can be no assurance that the strategies that the Committee proposes to engage in to maximize stockholder value will succeed.

         The Committee Nominees have no present intention, if elected to the board of directors, of selling the Company and are not aware of any potential acquirors of the Company other than Children's as discussed above. Neither the Committee, its members nor any of their affiliates have any interest in purchasing the Company or a controlling interest in the Company. The Committee Nominees do not presently intend to adopt any anti-takeover or entrenchment provisions without shareholder approval; however, in the case of an attempted takeover of the Company, the Committee Nominees reserve the right to adopt anti-takeover provisions to attempt to maximize the sale price of the Company and to avoid abusive takeover tactics such as coercive tender offers where the potential acquiror proposes to pay cash for shares tendered and to give stock or notes to stockholders cashed-out in a subsequent merger designed to squeeze-out the remaining minority shareholders.

         The Committee believes that the acquisition strategy and expansion plans under consideration prior to July 22, 1997 by the management in place prior to such date to vertically integrate the Company are in the long term best interests of the Company and plans to support executives of the Company in this course of action. The Committee Nominees believe that such strategy represented the most prudent course for the Company and desire to return the Company to this strategy. The Committee has no present intention to change the present management of the Company given that all the Company's managers who were in place on July 22, 1997 still are employed by the Company. However, the Committee Nominee's intend to remove any members of the present board of directors from any positions in the Company's management that they may occupy at the time of the election of the Committee's Nominees to the Company's Board of Directors.


                  THE COMMITTEE RECOMMENDS THAT YOU EXECUTE THE
                     ACCOMPANYING BLUE CONSENT CARD FOR THE
                 ELECTION OF THE COMMITTEE NOMINEES TO THE BOARD


                                CONSENT PROCEDURE

         Section 228 of the DGCL states that, unless otherwise provided in the certificate of incorporation of a Delaware corporation, any action that is required to be or may be taken at any annual or special meeting of stockholders of that corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded. The Company's certificate of incorporation does not prohibit stockholder action by written consent.

         Section 213(b) of the DGCL provides that if no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of the stockholders are recorded. No prior action is required by the Company's Board with respect to the Proposals. Since the first date on which a signed written consent setting forth the actions proposed to be taken in the Proposal was September 18, 1997, the Record Date is September 18, 1997.

         If the Proposals are adopted pursuant to this consent solicitation, prompt notice must be given by the Company pursuant to Section 228(d) of the DGCL to stockholders who have not executed consents.


                    EFFECTIVENESS AND REVOCATION OF CONSENTS

         The Committee's proposals will become effective when properly completed, unrevoked consents are signed by the holders of record as of the Record Date of a majority of the outstanding shares of Common Stock then outstanding and such consents are delivered to the Company, provided that the requisite consents are so delivered within 60 days of the earliest dated consent so delivered to the Company.

         The Committee plans to present the results of a successful solicitation with respect to the corporate actions proposed herein to the Company as soon as possible.

         An executed consent card may be revoked at any time before the action authorized by the executed consent becomes effective by marking, dating, signing and delivering a written revocation. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated Consent Card which is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to the Committee, in care of Ronald Schneider, The Financial Relations Board, Inc. at 675 Third Avenue, 8th Floor, New York, New York 10017 or to the Company at 1900 Westwood Blvd., Suite 310, Los Angeles, California 90025-4674 (Attention: Corporate Secretary) or any other address provided by the Company. Although a revocation is effective if delivered to the Company, the Committee requests that either the original or photostatic copies of all revocations of consents be mailed or delivered to the Committee as set forth above, so that the Committee will be aware of all revocations and can more accurately determine if and when the requisite consents to the actions described herein have been received.


                                CONSENTS REQUIRED

         The consent of the holders of shares representing a majority of the votes of all shares of Common Stock outstanding as of the Record Date is required to adopt and approve each of the Committee's proposals. According to the information set forth in public filings made by the Company, there were 6,462,429 shares of Common Stock outstanding on the Record Date. Each share of Common Stock entitles the Record-Date holder thereof to one vote on the Committee's proposals. Accordingly, written consents by Record-Date holders of approximately 3,231,250 shares of Common Stock will be required to adopt and approve each of the Committee's proposals.

         As of the Record Date, the Committee's members, the Committee Nominees and their respective affiliates and associates beneficially owned an aggregate of 806,686 shares of Common Stock, constituting approximately 12.5% of the Common Stock believed to be outstanding as of the Record Date (excluding 200,000 shares of the Company's Common Stock beneficially owned by Glenn Laken pursuant to presently exercisable options), and expect to execute (or cause to be executed) consents to all of the actions for which consents are being solicited by the Committee with respect to all such shares. As a result, in addition to the consents of the Committee's members and the Committee Nominees, the unrevoked consents of other Record-Date holders owning approximately 37.5% of the outstanding shares of Common Stock on the Record Date are required to adopt the Proposals.


                            SOLICITATION OF CONSENTS

         Consents will be solicited by mail, telephone, telegraph, telex, facsimile transmission, electronic mail and in person. Solicitations of consents will be made by all or some of the Committee's members and the Committee Nominees and by employees of Glenn Laken's firm, Lake Futures Ltd.

         In addition, the Committee has retained The Financial Relations Board, Inc. ("FRB") to assist in the solicitation and has executed an engagement letter with FRB providing for the payment of a non-refundable retainer of $10,000 for services plus reimbursement of expenses, of which $2,000 has been paid in advance. FRB 's services will be billed to the Committee on the basis of time expended in providing such services at hourly rates. The engagement letter provides FRB with indemnity from certain liabilities, including liabilities arising under Federal securities laws.

         Brokers, custodians, nominees and fiduciaries will be requested to forward solicitation material to beneficial owners of the Common Stock. The Committee will reimburse brokers, custodians, nominees and fiduciaries for their reasonable expenses for sending soliciting materials to the beneficial owners of the Company's Common Stock.

         Subject to the following two paragraphs, the cost of solicitation will be borne by Glenn Laken. Total expenditures for the solicitation, including fees for attorneys, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation are estimated to be approximately $150,000. The total amount of such expenditures made to date is estimated to be approximately $60,000, which amount includes expenditures incurred to date for attorneys' fees.

         The Committee will seek reimbursement of all of the costs of this solicitation from the Company to the extent legally permissible. The Committee does not intend that the question of the Company's reimbursement of solicitation expenses will be submitted to a vote of stockholders unless such submission is required by law.


                              SPECIAL INSTRUCTIONS

         If you were a record holder as of the close of business on the Record Date, you may elect to consent to, withhold consent to or abstain with respect to each of the Committee's proposals by marking the "CONSENTS", "DOES NOT CONSENT" or "ABSTAINS" box, as applicable, underneath each such proposal on the accompanying BLUE Consent Card and returning it promptly in the enclosed postage-paid envelope.

         IF THE STOCKHOLDER WHO HAS EXECUTED AND RETURNED THE CONSENT CARD HAS FAILED TO CHECK A BOX MARKED "CONSENTS", "DOES NOT CONSENT" OR "ABSTAINS" FOR ANY OR ALL OF THE PROPOSALS, SUCH STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO SUCH PROPOSAL OR PROPOSALS.

         THE COMMITTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS. YOUR CONSENT IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED BLUE CONSENT CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. FAILURE TO RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

         If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to your shares and only upon receipt of specific instructions from you. Please return your executed BLUE consent card in the postage-paid envelope provided by such firm. In addition, if you did not receive a return envelope or are concerned that your consent card is properly executed and timely lodged with the Company, you should contact the person responsible for your account and give instructions for the BLUE Consent Card to be signed representing your shares.

         If you have any questions about completing or signing the Consent Card or require assistance, including assistance in assuring that any of your shares held by brokers or other nominees are voted, please call Ronald Schneider at The Financial Relations Board at (212) 661-8030.

                     BACKGROUND OF THE COMMITTEE'S NOMINEES
                         AND THEIR BUSINESS BACKGROUNDS

         The Committee consists of Glenn B. Laken, Steven B. Nagler and Donald Sliter, who are also the Committee's Nominee's for the Board of Directors of the Company. Messrs. Laken, Nagler and Sliter beneficially own approximately 820,000 shares of Common Stock, including 420,000 shares of Common Stock and 200,000 options to purchase shares of Common Stock, 9,974 shares of Common Stock and 192,292 shares of Common Stock, respectively, which represents in the aggregate approximately 12.3% of the Company's Common Stock (assuming exercise by Mr. Laken of the options he has to acquire 200,000 shares of the Company's common stock).

         Glenn B. Laken, age 43, has been a futures trader on and a member of the Chicago Mercantile Exchange for over ten years. Since 1993, Mr. Laken has been the President of Lake Futures, Ltd., an introducing broker located in Chicago, Illinois, which is engaged in the business of advising pension fund managers regarding investments in commodities and commodity futures contracts. The clients of Lake Futures include the pension funds for two Fortune 100 companies and several managers of funds each with assets in excess of a billion dollars. Since 1995, Mr. Laken has been the Executive Vice President of D & G Futures, Inc., which is located in Chicago, Illinois. D & G Futures, Inc. is a partner of First Options of Chicago, Inc. and is in the business of financing and clearing transactions for futures traders. Mr. Laken also engages in private investment activities.

         Steven B. Nagler, age 53, has been an attorney engaged in the private practice of law since 1969. From April 1992 through June 1997, Mr. Nagler was Of Counsel to Siegel, Lynn & Capitel in Northbrook, Illinois and has been Of Counsel to Siegel & Capitel, in Bannockburn, Illinois, since June 1997. Mr. Nagler is also engaged in private investment activities.

         Donald Sliter, age 40, has been a member of the Chicago Mercantile Exchange for approximately ten years. Mr. Sliter is President of D & G Futures, Inc., which is located in Chicago, Illinois. D & G Futures is a partner of First Options of Chicago, Inc. and is in the business of financing and clearing transactions for futures traders. Mr. Sliter is also a private investor.

         A. The following table sets forth with respect to each Committee Nominee such person's (i) name and business address, (ii) present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is carried on.

NAME AND BUSINESS ADDRESS                PRINCIPAL OCCUPATION OR EMPLOYMENT

Glenn Laken                                    President of Lake Futures,
30 South Wacker Drive                          Ltd. which is engaged in
Suite 1606                                     business in the futures
Chicago, Illinois 60606                        industry as an introducing
                                               broker and adviser to pension
                                               fund managers, including
                                               pension managers for two
                                               Fortune 100 companies and
                                               several billion dollar funds.

                                               Executive Vice President of D&G
                                               Futures, Inc., a partner of
                                               First Options of Chicago, Inc.,
                                               engaged in the business of
                                               financing and clearing
                                               transactions for futures
                                               traders.

Steven B. Nagler                               Of counsel, Siegel & Capitel,
2275 Half Day Road, suite 320                  Ltd., which is a law firm
Bannockburn, Illinois 60015                    engaged in the practice of
                                               law.

Donald Sliter                                  Executive Vice President of D
30 South Wacker Drive                          & G Futures, Inc., a partner
Suite 1606                                     of First Options of Chicago
Chicago, Illinois 60606                        Inc., engaged in the business
                                               of financing
                                               and clearing transactions for
                                               futures traders.


         B. The following table and the notes thereto set forth the aggregate number of Shares of Common Stock beneficially owned, directly or indirectly, as of the date of this Consent Solicitation Statement by each of the Committee's members, who are the Committee's nominees for directors, and their respective "associates," individually and as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of Common Stock listed.

                                                              Percentage of
                                                                Issued and
                                  Shares of                     Outstanding
Name                           Common Stock (1)               Common Stock (1)
----                           ----------------               ----------------

Glenn Laken                     620,000 (2)(3)                   9.30%

Steven B. Nagler                  9,974 (3)                       .15%

Donald Sliter                   192,292                          3.00%

All Committee Members
(and Nominees) as a             822,266 (1, 2, 3)               12.30%
group (3 persons)

(1) For purposes of this table, the number of shares which a person or group of persons is deemed to "beneficially own" includes any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. In addition, such securities have been excluded in the computation for the group. Such computations are based on information concerning the number of Shares of Stock issued and outstanding as of May 7, 1997, as reported by the Company in the Form 10-Q dated May 7, 1997 ("May 7 10-Q") and information regarding the repurchase of shares by the Company on July 25, 1997 as reported by the Company in the Form 8-K dated July 30, 1997 (the "8-K").

(2) Includes 200,000 currently exercisable options to purchase shares of Common Stock of the Company, at a price of $1.50 per share, held by Mr. Laken.

(3) Glenn B. Laken, Steven B. Nagler and Donald Sliter are part of a group of persons that beneficially own in the aggregate 1,006,686 shares of Common Stock of the Company, including Mr. Laken's 200,000 options to purchase shares of Common Stock of the Company. The members of the group have agreed to vote their shares of Common Stock at Mr. Laken's direction.

         C. Except as otherwise described herein, no member of the Committee, Committee Nominee or "associate" of any of the foregoing owns securities of the Company of record but not beneficially.

         D.   Except as described elsewhere in this Consent
Solicitation Statement,

                  (1) except Messrs. Laken's, Nagler's and Sliter's disclosures regarding their participation in a group that beneficially owns 1,006,686 shares of Common Stock of the Company and Mr. Laken's Schedule 13D, none of the members of the Committee or the Committee Nominees is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

                  (2) none of the members of the Committee, the Committee Nominees or any of their respective associates has had any transaction, or series of similar transactions, since July 1, 1996, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any such participant had, or will have, a direct or indirect material interest;

                  (3) none of the members of the Committee, the Committee Nominees or any of their respective associates has been indebted to the registrant or its subsidiaries at any time since July 1, 1996, in an amount in excess of $60,000;

                  (4) none of the members of the Committee, the Committee Nominee's or any of their respective associates, has, since July 1, 1996, except as otherwise disclosed herein,

                  (i) owned, of record or beneficially in excess of ten percent equity interest in, any business or professional entity that has made during the Company's last full fiscal year, or proposes to make during the Company's current fiscal year, payments to the Company or its subsidiaries for property or services in excess of five percent of the Company's consolidated gross revenues for its last full fiscal year, or any such other entity's consolidated gross revenues for its last full fiscal year;

                  (ii) owned, or owns of record or beneficially in excess of ten percent equity interest in or is an executive officer of, any business or professional entity to which the Company or its subsidiaries has made during the Company's last full fiscal year, or proposes to make during the Company's current fiscal year, payments for property or services in excess of five percent of (a) the Company's consolidated gross revenues for its last full fiscal year, or (b) any such other entity's consolidated gross revenues for its last full fiscal year;

                  (iii) owned, or owns of record or beneficially in excess of ten percent equity interest in or is an executive officer of, any business or professional entity to which the Company or its subsidiaries was indebted at the end of the Company's last full fiscal year in an aggregate amount in excess of five percent of the Company's total consolidated assets at the end of such fiscal year;

                  (iv) been a member of, or of counsel to, a law firm that the Company has retained or proposes to retain during the current fiscal year;

                  (v) been a partner or executive officer of any investment banking firm that has performed services for the Company or that the Company proposes to have perform services during the current year; or

                  (vi) had any other relationships that are substantially similar in nature and scope to those relationships listed in paragraphs 4(i) through (v) above.

                  (5) none of the members of the Committee, the Committee Nominees, or any of their respective associates has any arrangement or understanding with any person (i) with respect to any future employment by the Company or its affiliates; or (ii) with respect to any future transactions to which the Company or any of its affiliates will or may be a party;

                  (6) no person who is a party to an arrangement or understanding pursuant to which a Committee Nominee is proposed to be elected, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon by the stockholders of the Company;

                  (7) there are no material proceedings to which any member of the Committee, Committee Nominee or any associate of any such Committee Nominee, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries; and

                  (8) no Committee Nominee has been party to any of the following events that occurred during the past five years and that are material to an evaluation of the ability or integrity of any person nominated to become a director of the Company:

                              (a) a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

                              (b) such person was convicted in a criminal
                  proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);


                              (c) such person was the subject of any order,
                  judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

                              i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                              ii) engaging in any type of business practice;
                                  or

                             iii) engaging in any activity in connection with
                                  the purchase or sale of any security or
                                  commodity or in connection with any
                                  violation of Federal or State securities laws or Federal commodities laws;

                  (d) such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph D.(8)(c)(i) of this Consent Statement, or to be associated with persons engaged in any such activity;

                  (e) such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated; or

                  (f) such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.


         E. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of the Company's securities and changes in such ownership with the SEC. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         None of the Committee Nominees failed to timely file a Form 3, 4 or 5 or amendments thereto during the Company's last fiscal year (July 1, 1996 through June 30, 1997). On August 23, 1997, Glenn Laken filed a Form 3 on behalf of Glenn Laken, Donald Sliter, Steven B. Nagler, Robert Totten, Randall Berman and Lane Laken, M.D. with respect to an event that occurred on August 6, 1997. The Form 3 should have been filed by August 16, 1997.


         F. Compensation Paid to Committee Members. Except for the grant of the Options to Glenn Laken described below, neither the Company nor any of its subsidiaries paid, set aside or accrued any salary or other remuneration or bonus, or any amount pursuant to a profit-sharing, pension, retirement, deferred compensation or other similar plan, during its last fiscal year, or during its current fiscal year, to or for any of the Committee Members.

         Options. On February 13, 1997, in consideration for Glenn Laken's consulting services rendered to the Company, the Company granted Mr. Laken options (the "Options") to purchase up to 200,000 shares of the Company's common stock ("Option Shares"). The Options are exercisable until 2000 at a price of $1.50 per share, the closing price of the Company's common stock on the date of grant.

         Compensation The following table summarizes the total consulting fees received by Glenn Laken during the 1997 fiscal year. None of Glenn Laken, or Steven Nagler or Donald Sliter, the other Committee Members, have ever received any compensation from the Company except as set forth below.



Summary Compensation Table for the Company
------------------------------------------

Name/principal                  Annual Compensation                          Long Term
Position                                Year                       Salary Compensation Options
--------                                ----                       ---------------------------


Glenn Laken(1)                          1997                  -               200,000
Consultant


         The following tables set forth information with respect to Mr. Laken concerning exercise of options of stock of the Company during the current and the last fiscal year and unexercised options on stock of the Company held currently and held as of the end of the last fiscal year.

Option/SAR Grants by the Company
for the Fiscal Year ended June 30, 1997:
----------------------------------------

                      Number of                % of Total
                      Securities               Options/SARs
                      Underlying               Granted to              Exercise
                      Options/SAR's            Employees in            or Base             Expiration
Name                  Granted (#)              Fiscal Year             ($/SH)              Date
----                  -----------              -----------             ------              ----

Glenn Laken(2)         200,000                   Unknown                $1.50             2/13/00


Aggregated Option/SAR on the Company
Exercises for the Year Ended June 30, 1997
and Option/SAR Values on the Company as of June 30, 1997:
---------------------------------------------------------

                                                                                           Value of
                 Shares                              Number of Securities                  Unexercised
                 Acquired                           Underlying Unexercised                 In-the-Money
                   on                Value               Options/SARs                      Options/SARs
                 Exercise            Realized              at 6/30/97                      at 6/30/97
Name               (#)                 ($)               Exercisable                 Exercisable/Unexercisable

Glenn Laken         0                   0                 200,000                            $162,500

--------------
1        Represents the Options issued to Glenn Laken on or about February 13,
         1997.

2 As of the date of this Consent Solicitation, Mr. Laken holds 200,000 Options exercisable at $1.50 per share, approximately [$0.59] per share below market value as of the date of this Consent Solicitation.


         For purposes of the foregoing, the term "associate" has the meaning set forth in Rule 14a-1 promulgated pursuant to the Securities and Exchange Act of 1934.


         Additional information regarding stock transactions by the Committee's members in the Company's stock during the past two years is set forth in Appendix I attached to this Consent Solicitation Statement.

         All information contained in this Consent Solicitation Statement (including Appendices) concerning each member of the Committee and each Committee Nominee has been provided to the Committee by that person.


                    PRINCIPAL STOCKHOLDERS OF THE COMPANY AND
                          STOCK HOLDINGS OF MANAGEMENT

         Schedule 14A adopted by the Commission under the Exchange Act requires the Committee to disclose, to the extent known to the Committee, certain information regarding ownership of voting securities of the Company. The information set forth in this section of the Consent Statement is provided in response to that requirement. Except with respect to information concerning the Committee and its members, all information contained in the following tables (including the footnotes) has been taken from or is based upon the Company's Amendment No. 5 to Form S-1 dated February 28, 1997 and other information contained in other filings by the Company with the Commission.

         The following table sets forth the number of shares of Common Stock of the Company beneficially owned as of December 31, 1996, by: (i) each person who beneficially owns more than five percent of the Company's Common Stock;
(ii) each Director and Named Executive Officer of the Company as that term is defined by Rule 402(a)(3); and (iii) all executive officers and Directors of the Company as a group. Changes to the December 31, 1996 information that are known to the Committee are disclosed in the footnotes. Except as noted, each person named as sole voting and dispositive power over the total number of shares beneficially owned:

                                         Amount and
Name and                                 Nature of               Percentage
Address of                               Beneficial              of Outstanding
Beneficial Owner (1)(2)                Ownership (3)             Common Stock
-----------------------                -------------             ------------

Harvey Bibicoff                         1,285,000 (4)                19.2%
Brian Rackohn                              50,000 (5)                 0.0%
Ivan Berkowitz                             25,000                     0.0%
Harry Shuster                              25,000                     0.0%
Unimedia                                1,000,000 (6)                15.0%

All officers and Directors
as a group (6 persons)(7)               1,385,000 (3)                21.4%
-----------------

(1) The address of all executive officers and Directors is 1990 Westwood Boulevard, Suite 310, Los Angeles, California 90025.

(2) Subsequent to December 31, 1996, (i) Glenn Laken disclosed beneficial ownership of 620,000 shares of the Common Stock of the Company, including 200,000 currently exercisable options to purchase shares of Common Stock (or 9.3% of the outstanding shares of Common Stock of the Company), and the existence of a group pursuant to which Mr. Laken could be deemed to beneficially own 1,006,686 shares of Common Stock of the Company, including the 200,000 currently exercisable options to purchase share of Common Stock of the Company (or 15.1% of the outstanding shares of Common Stock of the Company) and
         (ii) Children's filed a Schedule 13D dated July 31, 1997 disclosing beneficial ownership of 1,991,231 shares of Common Stock of the Company, including 550,000 currently exercisable options to purchase shares of Common Stock of the Company (or 27.4% of the outstanding shares of Common Stock of the Company).

(3) Except as noted below, beneficial owners of Common Stock possess sole voting and investment power with respect to the shares listed opposite their names.

(4) On July 22, 1997, Harvey Bibicoff sold 1,150,000 shares of Common Stock of the Company to Children's, including 550,000 currently exercisable options to purchase shares of Common Stock of the Company.

(5) Consists of immediately exercisable options. Does not include options to purchase Common Stock that are not immediately exercisable held by the following persons: Mr. Rackohn - 25,000.

(6) The Company repurchased 230,769 of the shares held by Unimedia on or about July 25, 1997 and Children's purchased the remaining 769,231 shares held by Unimedia on or about July 25, 1997.

(7) On July 22, 1997, Harvey Bibicoff, Ivan Berkowitz and Harry Shuster resigned as members of the Board of Directors of the Company and the following persons were appointed as members of the Board of Directors of the Company: Christopher T. Dahl, William E. Cameron, Richard W. Perkins and William Toles. The Committee does not have any information regarding the holdings of securities of the Company of Messrs. Dahl, Cameron, Perkins or Toles.

                        CHANGE IN CONTROL OF THE COMPANY

         The following transactions were reported by the Company in the Form 8-K dated July 30, 1997 and in a Schedule 13D filed by Children's dated July 21, 1997.

         On July 22, 1997, Christopher T. Dahl was appointed to the Board of Directors and named chairman. Mr. Dahl then appointed the following new directors: Richard W. Perkins and William Toles. Thereafter, the Board created a new board position and appointed William E. Cameron as a director. Messrs. Dahl, Cameron, Perkins and Toles now constitute the entire board of directors.

         On July 21, 1997, the Company, Harvey Bibicoff ("Bibicoff") and the Company entered into an agreement (the "Bibicoff Stock Purchase Agreement") whereby Bibicoff agreed to sell, and Children's Broadcasting Corporation agreed to buy, 600,000 shares of Common Stock of the Company (the "Bibicoff Shares"), together with options to purchase 550,000 shares of Common Stock of the Company (the "Options") at an exercise price of $1.50 per share, for $1,760,000. In addition to such cash consideration, Children's issued 60,000 shares of its Common Stock, par value $.02 per share, to Bibicoff. Such shares had a fair market value of $247,500 based upon the last reported sale price for such stock on July 22, 1997.

         On July 21, 1997, Children's and Unimedia a privately held societe anonyme organized and existing under the laws of France, entered into an agreement (the "Unimedia Stock Purchase Agreement") whereby Unimedia agreed to sell, and Children's agreed to buy, 1,000,000 shares of Common Stock of the Company (the "Unimedia Shares") and Unimedia agreed to dismiss the litigation entitled UNIMEDIA S.A. V. HARMONY HOLDINGS, INC. AND HARVEY BIBICOFF, case no. CV 96-7109 JGD (RNBx), pending in the United States District Court for the Central District of California, for $2,600,000. As part of the transaction Unimedia dismissed the lawsuit filed on October 9, 1996 against the Company and its Chairman of the Board in the United States District Court for the Central District of California with prejudice.

         Children's assigned its right to buy 230,769 of the Unimedia Shares to the Company reducing the purchase price for Children's stock purchase to $2,000,000. On July 25, 1997, the Company repurchased the 230,279 shares from Unimedia for $600,000 in cash, thereby reducing the number of issued and outstanding shares of Common Stock of the Company. Children's purchased 769,721 shares of Common Stock of the Company from Unimedia on the same day.

         The closing on the purchase of the Bibicoff Shares and the Options occurred on July 22, 1997. The closing on the purchase of the Unimedia Shares occurred on July 25, 1997.

         Funds for the transactions described above originated from multiple sources: (i) $2,400,000 pursuant to the Children's Broadcasting Corporation's Amended and Restated Loan and Security Agreement with Foothill Capital Corporation, (ii) $500,000 pursuant to a loan from Pyramid Partners, L.P., an entity controlled by Richard W. Perkins, a director of Children's, and a director of the Company, (iii) $500,000 pursuant to a loan from Rodney P. Burwell, a director of Children's, (iv) $250,000 pursuant to a loan from William M. Toles, a stockholder of Children's, and a director of the Company, and (v) $110,000 of the working capital of Children's. The 10.0% percent one-year loans listed in items (ii) through (iv) above are secured by 192,308 and 96,154 shares of the Company's Common Stock reported herein, respectively. In addition to receiving promissory notes from Children's, such lenders received five-year warrants to purchase 50,000, 50,000 and 25,000 shares of Children's Common Stock, respectively, at an exercise price of $4.00 per share. Children's Board of Directors has approved the related party transactions listed in items (ii) and (iii).

         Except as otherwise described above and elsewhere herein, none of the members of the Committee knows of any arrangement, the operation of which may at a subsequent date result in a change of control of the Company, or of any other change of control of the Company that has occurred since July 1, 1996.


                             ADDITIONAL INFORMATION

         The information concerning the Company contained in this Consent Solicitation Statement has been taken from or based upon publicly available reports, proxy statements and other documents on file with the Commission and other public sources. Such reports, proxy statements and other documents on file with the Commission may be inspected without charge at public reference facilities maintained by the Commission office at 450 Fifth Street, N.W., Washington, D.C. 20549, and also should be available for inspection at the regional offices of the Commission located in 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies may be obtained from the Commission on payment of the Commission's prescribed rates through the Commission's Public Reference Section by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

         Although the Committee does not have any knowledge that would indicate that any statement contained herein based upon such reports, proxy statements and other documents is untrue, the Committee does not take any responsibility for the accuracy or completeness of the information contained in such other documents, or for any failure by the Company or any of its subsidiaries to disclose events that may affect the significance or accuracy of any such information.

         The Company's principal executive offices are at 1990 Westwood Blvd., Suite 310, Los Angeles, California 90025-4676, and its telephone number at that address is (310) 446-7700.

         YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THE
ENCLOSED BLUE CONSENT CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE
PROVIDED.

         THE LAKEN COMMITTEE REQUESTS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY'S BYLAWS, FOR THE REMOVAL OF THE CURRENT DIRECTORS AND FOR THE ELECTION OF THE LAKEN COMMITTEE'S NOMINEES FOR DIRECTOR: GLENN LAKEN, STEVEN NAGLER AND DONALD SLITER.

         Dated:     September 18, 1997


                               THE LAKEN COMMITTEE

                                   APPENDIX I

         This Appendix I sets forth the shares of common stock of the Company that were purchased and sold within the past two years by each Committee member.

==========================================================================================================
                                                           TYPE OF                             NO. OF
            NAME               TRADE DATE                TRANSACTION          PRICE            SHARES
==========================================================================================================
Glenn Bradley                   7/31/97                    Bought            2 23/32            5,000
Laken
----------------------------------------------------------------------------------------------------------
                                7/30/97                    Bought            2 23/32            5,000
----------------------------------------------------------------------------------------------------------
                                7/29/97                    Bought            2 23/32            5,000
----------------------------------------------------------------------------------------------------------
                                7/28/97                    Bought            2 23/32            5,000
----------------------------------------------------------------------------------------------------------
                                07/23/97                   Bought            2 19/32            5,200
----------------------------------------------------------------------------------------------------------
                                                           Bought            2 19/32            5,000
----------------------------------------------------------------------------------------------------------
                                07/22/97                   Bought            2  9/16            5,000
----------------------------------------------------------------------------------------------------------
                                                           Bought            2  9/16            2,000
----------------------------------------------------------------------------------------------------------
                                                           Bought            2 19/32            5,000
----------------------------------------------------------------------------------------------------------
                                07/15/97                   Bought            2   5/8            2,500
----------------------------------------------------------------------------------------------------------
                                07/14/97                   Bought            2 19/32            1,000
----------------------------------------------------------------------------------------------------------
                                07/11/97                   Bought            2   1/2              500
----------------------------------------------------------------------------------------------------------
                                                           Bought            2   1/2            2,000
----------------------------------------------------------------------------------------------------------
                                                           Bought            2 17/32              100
----------------------------------------------------------------------------------------------------------
                                07/10/97                   Bought            2 15/32            2,500
----------------------------------------------------------------------------------------------------------
                                                           Bought            2 15/32              200
----------------------------------------------------------------------------------------------------------
                                                           Bought            2 15/32            2,000
----------------------------------------------------------------------------------------------------------
                                07/07/97                   Bought            2 17/32              200
----------------------------------------------------------------------------------------------------------
                                                           Bought            2 19/32            1,000
----------------------------------------------------------------------------------------------------------
                                07/03/97                   Bought            2   1/2              200
----------------------------------------------------------------------------------------------------------
                                07/02/97                   Bought            2 11/32            2,000
----------------------------------------------------------------------------------------------------------
                                                           Bought            2   3/8            2,500
----------------------------------------------------------------------------------------------------------
                                                           Bought            2  7/16              200
----------------------------------------------------------------------------------------------------------
                                                           Bought            2  7/16              200
----------------------------------------------------------------------------------------------------------

==========================================================================================================
                                                           TYPE OF                             NO. OF
            NAME               TRADE DATE                TRANSACTION          PRICE            SHARES
==========================================================================================================
--------------------------------------------------------------------------------------------------------
                               06/30/97                   Bought            2   5/16             200
--------------------------------------------------------------------------------------------------------
                               06/27/97                   Bought            2    1/4             500
--------------------------------------------------------------------------------------------------------
                                                          Bought            2    1/4           2,000
--------------------------------------------------------------------------------------------------------
                                                          Bought            2    1/4           2,000
--------------------------------------------------------------------------------------------------------
                                                          Bought            2   9/32           2,000
--------------------------------------------------------------------------------------------------------
                                                          Bought            2   9/32           3,000
--------------------------------------------------------------------------------------------------------
                               06/26/97                   Bought            2   5/16           2,400
--------------------------------------------------------------------------------------------------------
                               06/25/97                   Bought            2    1/4           3,000
--------------------------------------------------------------------------------------------------------
                                                          Bought            2    1/4           2,500
--------------------------------------------------------------------------------------------------------
                               06/20/97                   Bought            2   3/16           5,000
--------------------------------------------------------------------------------------------------------
                                                          Bought            2    1/4             100
--------------------------------------------------------------------------------------------------------
                               06/17/97                   Bought            2    1/8           2,000
--------------------------------------------------------------------------------------------------------
                                                          Bought            2   3/16             500
--------------------------------------------------------------------------------------------------------
                               06/16/97                   Bought            2                 10,000

--------------------------------------------------------------------------------------------------------
                               06/06/97                   Bought            1  29/32             500
--------------------------------------------------------------------------------------------------------
                                                          Bought            1  15/16           2,500
--------------------------------------------------------------------------------------------------------
                                                          Bought            2                  1,000

--------------------------------------------------------------------------------------------------------
                               05/16/97                   Bought            1  25/32             200
--------------------------------------------------------------------------------------------------------
                               05/12/97                   Bought            1    3/4           5,000
--------------------------------------------------------------------------------------------------------
                               05/06/97                   Bought            1  25/32             200
--------------------------------------------------------------------------------------------------------
                               05/02/97                   Bought            1  13/16           2,500
--------------------------------------------------------------------------------------------------------
                                                          Bought            1  13/16           2,500
--------------------------------------------------------------------------------------------------------
                               04/30/97                   Bought            1  11/16           2,000
--------------------------------------------------------------------------------------------------------
                                                          Bought            1  23/32           2,500
--------------------------------------------------------------------------------------------------------
                               04/29/97                   Bought            1  19/32           5,000
--------------------------------------------------------------------------------------------------------
                               03/27/97                   Bought            1  11/16          12,000
--------------------------------------------------------------------------------------------------------
                                                          Bought            1    3/4             200
--------------------------------------------------------------------------------------------------------
                               03/21/97                   Bought            1  23/32           2,500
--------------------------------------------------------------------------------------------------------


==========================================================================================================
                                                           TYPE OF                             NO. OF
            NAME               TRADE DATE                TRANSACTION          PRICE            SHARES
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                           Bought            1 23/32            2,500
----------------------------------------------------------------------------------------------------------
                                                           Bought            1   3/4            1,000
----------------------------------------------------------------------------------------------------------
                                       02/05/97            Bought            2   3/8              100
----------------------------------------------------------------------------------------------------------
                                       02/04/97            Bought            2  1/16            5,000
----------------------------------------------------------------------------------------------------------
                                                           Bought            2  3/16              400
----------------------------------------------------------------------------------------------------------
                                       01/31/97            Bought            2  1/32            1,000
----------------------------------------------------------------------------------------------------------
                                       01/30/97            Bought            1 31/32            5,000
----------------------------------------------------------------------------------------------------------
                                       01/29/97            Bought            1 27/32            5,000
----------------------------------------------------------------------------------------------------------
                                       01/24/97            Bought            1   5/8            5,000
----------------------------------------------------------------------------------------------------------
                                                           Bought            1   5/8            5,000
----------------------------------------------------------------------------------------------------------
                                       12/20/96            Bought            1   1/2            2,500
----------------------------------------------------------------------------------------------------------
                                       12/04/96            Bought            1   3/8            1,000
----------------------------------------------------------------------------------------------------------
                                       11/20/96            Bought            1   5/8            2,500
----------------------------------------------------------------------------------------------------------
                                       11/01/96            Bought            1 11/16            2,500
----------------------------------------------------------------------------------------------------------
                                       10/22/96            Bought            1 49/64            5,000
----------------------------------------------------------------------------------------------------------
                                       10/21/96            Bought            1 11/16            5,000
----------------------------------------------------------------------------------------------------------
                                       10/17/96            Bought            1 41/64            3,000
----------------------------------------------------------------------------------------------------------
                                       09/27/96            Bought            1   1/2              100
----------------------------------------------------------------------------------------------------------
                                       09/18/96             Sold             1  9/16            1,000
----------------------------------------------------------------------------------------------------------
                                       09/16/96            Bought            1 11/16              100
----------------------------------------------------------------------------------------------------------
                                       09/13/96            Bought            1 13/16              100
----------------------------------------------------------------------------------------------------------
                                       09/09/96             Sold             1   7/8            2,000
----------------------------------------------------------------------------------------------------------
                                       08/12/96            Bought            1 15/16            2,000
----------------------------------------------------------------------------------------------------------
                                                           Bought            1 15/16            1,300
----------------------------------------------------------------------------------------------------------
                                                           Bought            1 15/16            1,500
----------------------------------------------------------------------------------------------------------
                                                           Bought            1 15/16            1,200
----------------------------------------------------------------------------------------------------------
                                       08/09/96            Bought            1   7/8           10,000
----------------------------------------------------------------------------------------------------------
                                                           Bought            1   7/8            3,000

==========================================================================================================
                                                           TYPE OF                             NO. OF
            NAME               TRADE DATE                TRANSACTION          PRICE            SHARES
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                          Bought             1   7/8            2,000
----------------------------------------------------------------------------------------------------------
                               07/30/96                   Bought             2                  2,300

----------------------------------------------------------------------------------------------------------
                               07/29/96                   Bought             2  1/32            5,000
----------------------------------------------------------------------------------------------------------
                               07/26/96                   Bought             2                  2,500

----------------------------------------------------------------------------------------------------------
                                                          Bought             2  1/16            2,000
----------------------------------------------------------------------------------------------------------
                               07/24/96                    Sold              5                  9,900
----------------------------------------------------------------------------------------------------------
                               07/22/96                   Bought             1   3/4           10,000
----------------------------------------------------------------------------------------------------------
                               07/19/96                   Bought             1   5/8            5,000
----------------------------------------------------------------------------------------------------------
                                                          Bought             1   5/8           10,000
----------------------------------------------------------------------------------------------------------
                                                          Bought             1   5/8            5,000
----------------------------------------------------------------------------------------------------------
                                                          Bought             1 11/16            2,500
----------------------------------------------------------------------------------------------------------
                                                          Bought             1   3/4              500
----------------------------------------------------------------------------------------------------------
                               07/18/96                   Bought             1  9/16            2,400
----------------------------------------------------------------------------------------------------------
                                                          Bought             1  9/16            2,600
----------------------------------------------------------------------------------------------------------
                                                          Bought             1  9/16            2,400
----------------------------------------------------------------------------------------------------------
                                                          Bought             1   5/8            5,000
----------------------------------------------------------------------------------------------------------
                               07/17/96                   Bought             1   3/4            5,000
----------------------------------------------------------------------------------------------------------
                               07/16/96                    Sold              5   1/2            9,000
----------------------------------------------------------------------------------------------------------
                                                          Bought             5   1/2            5,000
----------------------------------------------------------------------------------------------------------
                                                           Sold              5   1/2              400
----------------------------------------------------------------------------------------------------------
                                                           Sold              5   3/4              200
----------------------------------------------------------------------------------------------------------
                               07/03/96                   Bought             2   1/8            5,000
----------------------------------------------------------------------------------------------------------
                                                          Bought             2   1/8            4,000
----------------------------------------------------------------------------------------------------------
                               07/01/96                   Bought             2   1/8            1,000
----------------------------------------------------------------------------------------------------------
                               06/14/96                   Bought             2   1/8            5,000
----------------------------------------------------------------------------------------------------------
                               04/22/96                    Sold              2   1/2            1,000
----------------------------------------------------------------------------------------------------------
                               04/10/96                   Bought             2  1/16            1,000
----------------------------------------------------------------------------------------------------------

========================================================================================================
                                                           TYPE OF                             NO. OF
            NAME               TRADE DATE                TRANSACTION          PRICE            SHARES
========================================================================================================
--------------------------------------------------------------------------------------------------------
                                                          Bought             2  1/16            1,000
--------------------------------------------------------------------------------------------------------
                               03/27/96                   Bought             2   1/8            2,500
--------------------------------------------------------------------------------------------------------
                                                          Bought             2   1/8            2,500
--------------------------------------------------------------------------------------------------------
                               03/21/96                   Bought             2   3/8              900
--------------------------------------------------------------------------------------------------------
                                                          Bought             2   3/8            2,300
                                                          Bought             2   3/8            1,800
--------------------------------------------------------------------------------------------------------
                               03/14/96                   Bought             2   1/8            5,000
--------------------------------------------------------------------------------------------------------
Donald Sliter                  08/04/97                    Sold              2   1/2            4,760
--------------------------------------------------------------------------------------------------------
                               08/01/97                    Sold              2 17/32           25,000
--------------------------------------------------------------------------------------------------------
                               07/29/97                   Bought             2 11/16            3,000
--------------------------------------------------------------------------------------------------------
                               07/25/97                   Bought             2 23/32            6,200
--------------------------------------------------------------------------------------------------------
                               07/23/97                   Bought             2   5/8           10,000
--------------------------------------------------------------------------------------------------------
                                                          Bought             2   5/8            4,850
--------------------------------------------------------------------------------------------------------
                               07/22/97                   Bought             2 19/32            5,180
--------------------------------------------------------------------------------------------------------
                               07/18/97                   Bought             2  9/16            3,000
--------------------------------------------------------------------------------------------------------
                               07/16/97                   Bought             2 11/16            3,820
--------------------------------------------------------------------------------------------------------
                                                          Bought             2 23/32            5,000
--------------------------------------------------------------------------------------------------------
                               07/15/97                   Bought             2 21/32            7,000
--------------------------------------------------------------------------------------------------------
                               07/14/97                   Bought             2  9/16            3,150
--------------------------------------------------------------------------------------------------------
                               06/23/97                    Sold              2   1/8              712
--------------------------------------------------------------------------------------------------------
                               06/20/97                    Sold              1   1/4              250
--------------------------------------------------------------------------------------------------------
                               06/16/97                   Bought             2  3/32              712
--------------------------------------------------------------------------------------------------------
                                                          Bought             2  1/16            5,155
--------------------------------------------------------------------------------------------------------
                               06/13/97                   Bought             2  1/32           20,000
--------------------------------------------------------------------------------------------------------
                               05/12/97                   Bought             1 13/16            8,000
--------------------------------------------------------------------------------------------------------
                                                          Bought             1   1/4            3,442
--------------------------------------------------------------------------------------------------------
                               05/09/97                   Bought             1 23/32            4,000
--------------------------------------------------------------------------------------------------------
                                                          Bought             1   3/4            6,000
--------------------------------------------------------------------------------------------------------
                               05/08/97                   Bought             1.7075             5,600


==========================================================================================================
                                                           TYPE OF                             NO. OF
            NAME               TRADE DATE                TRANSACTION          PRICE            SHARES
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                             Bought            1 11/16            7,500
----------------------------------------------------------------------------------------------------------
                                  04/10/97                   Bought            1 23/32            9,115
----------------------------------------------------------------------------------------------------------
                                  03/03/97                   Bought            1 21/32            5,600
----------------------------------------------------------------------------------------------------------
                                  02/26/97                    Sold             1 31/32            5,700
----------------------------------------------------------------------------------------------------------
                                  02/04/97                   Bought            2.175              5,000
----------------------------------------------------------------------------------------------------------
                                  10/29/96                   Bought            1 13/16            6,000
----------------------------------------------------------------------------------------------------------
                                  10/23/96                    Sold             1 11/16               70
----------------------------------------------------------------------------------------------------------
                                  10/10/96                   Bought            1 11/16            7,800
----------------------------------------------------------------------------------------------------------
                                  10/09/96                   Bought            1   3/8           10,700
----------------------------------------------------------------------------------------------------------
                                  10/08/96                   Bought            1   5/8           10,300
----------------------------------------------------------------------------------------------------------
                                  10/04/96                   Bought            1.640623          32,000
----------------------------------------------------------------------------------------------------------
Steven B.                         06/19/97                   Bought            2   1/32           2,500
Nagler
----------------------------------------------------------------------------------------------------------
                                                             Bought            2   1/32           2,500
----------------------------------------------------------------------------------------------------------
                                  05/14/96                   Bought            2    1/8           1,000
----------------------------------------------------------------------------------------------------------
                                  09/26/95                   Bought            3   9/16           1,500
----------------------------------------------------------------------------------------------------------
                                  08/08/95                    Sold             2    1/8           2,000
----------------------------------------------------------------------------------------------------------
                                  05/01/95                   Bought            3   9/16           2,000
==========================================================================================================


                                   APPENDIX II

         This Appendix sets forth the text, in relevant part, of the By-Laws which are proposed by the Committee to be amended, as the Company indicated such By-Laws were in effect on August 5, 1997 and as they will appear after adoption of the Committee's proposed By-Law Amendments. With respect to Sections 2 and 12, language proposed to be deleted is marked in brackets and language proposed to be added is capitalized. The Committee is not aware of any amendments to the By-Laws since July 22, 1997. To the extent any such By-Law amendments have been adopted subsequently, such intervening amendments shall be repealed by the adoption of the following amendments if inconsistent therewith.

Old Section 1
-------------

         Section 1. Number of Directors; Terms. The initial number of Directors of the corporation shall be three (3). The number of directors which shall thereafter constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors. Directors shall be elected annually by the stockholders except that each of the initial Directors shall be elected by the incorporator of the corporation and shall hold office until his successor is duly elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

New Section 1
-------------

         Section 1. Number of Directors; Terms. The number of Directors of the corporation which shall constitute the whole Board of Directors shall be THREE
(3) unless and until changed from time to time by resolution of the Board of Directors. Directors shall be elected annually by the stockholders except as provided in Section 2 of this Article III and shall hold office until his successor is duly elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

         Section 2. Vacancies. Subject to the provisions of the certificate of incorporation, vacancies in the Board of Directors OTHER THAN VACANCIES CREATED BY THE REMOVAL OF DIRECTORS BY THE STOCKHOLDERS may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and any Director so chosen shall hold office for the remainder of the full term of the Director whose place he has been elected to fill or of the class for which he has been designated and until his successor is duly elected and shall qualify. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute.

         Further subject to the provisions of the certificate of incorporation, a vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Director, or if the stockholders fail at any annual or special meeting of stockholders at which any Director or Directors are required to be elected to elect the full authorized number of Directors to be voted for at that meeting, or if there are newly created Directorships resulting from any increase in the authorized numbers of Directors.

         A VACANCY OR VACANCIES CREATED BY THE REMOVAL OF ONE OR MORE DIRECTORS MAY ONLY BE FILLED BY ACTION OF THE HOLDERS OF SHARES REPRESENTING A MAJORITY OF THE SHARES OF THE CORPORATION'S COMMON STOCK THEN OUTSTANDING AND ENTITLED TO VOTE AND SUCH ACTION MAY BE TAKEN AT THE SAME ANNUAL OR SPECIAL MEETING, OR BY MEANS OF THE SAME WRITTEN CONSENT OR CONSENTS, OF STOCKHOLDERS AT OR BY WHICH SUCH DIRECTOR OR DIRECTORS WERE REMOVED OR MAY BE TAKEN AT A DIFFERENT MEETING OR BY A SEPARATE WRITTEN CONSENT OR CONSENTS.

         Section 12. Removal of Directors. Subject to the provisions of the certificate of incorporation and except as may otherwise be provided by the General Corporation Law, the entire Board of Directors or one or more Directors may be removed from office WITH OR WITHOUT cause by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote at an election of Directors AT ANY ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS DULY CALLED FOR THE PURPOSE OF THE REMOVAL OF SUCH DIRECTOR OR DIRECTORS OR BY ACTION OF THE STOCKHOLDERS BY WRITTEN CONSENT.


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

                     [BACK COVER OF SOLICITATION STATEMENT]

                                    IMPORTANT



     1. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to your shares and only upon receipt of your specific instructions. Please return your executed BLUE consent card in the postage paid envelope provided by such firm. In addition, if you did not receive an envelope or are concerned that your consent card be properly and timely received by the Company, you should contact the person responsible for your account and give instructions for a BLUE Consent Card to be signed representing your shares.

         2. If hold a physical share certificate and your shares are held in your own name, please sign, date and mail the enclosed BLUE Consent Card to our solicitation agent, The Financial Relations Board, 675 Third Avenue, 8th Floor, New York, New York 10017, in the postage-paid envelope provided.

       If you have any questions or require any assistance in executing your consent, please call:


Ronald Schneider
The Financial Relations Board
675 Third Avenue
8th Floor
New York, New York 10017
(212) 661- 8030

                                INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                   DESCRIPTION

     ------                   -----------

     99.1                     Letter to Stockholders
     99.2                     Form of Consent Card





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